UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12

CENTENE CORPORATION
(Name of Registrant as Specified In Its Charter)

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Notice of Special Meeting of Stockholders and Proxy Statement

December 26, 2018

CENTENE CORPORATION
CENTENE PLAZA
7700 FORSYTH BOULEVARD
ST. LOUIS, MISSOURI 63105

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Time and Date	11:00 a.m., central standard time, on Monday, January 28, 2019.

Place	Centene Plaza 7700 Forsyth Boulevard St. Louis, Missouri 63105 Centene Auditorium

Items of Business	At the meeting, we will ask you and our other stockholders to consider and act upon the following matters:

(1) to approve an amendment to the Centene certificate of incorporation to increase the number of authorized shares of common stock; and
(2) to transact any other business properly presented at the meeting.

Record Date	You may vote if you were a stockholder of record at the close of business on December 24, 2018.

Proxy Voting
It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the meeting, please vote by internet, telephone or mail. You may revoke your proxy at any time before its exercise at the meeting. Please reference the proxy notice for additional information.

Stockholder List
A list of stockholders entitled to vote will be available at the meeting. In addition, you may contact our Secretary, Keith H. Williamson, at our address as set forth above, to make arrangements to review a copy of the stockholder list at our offices located at 7700 Forsyth Boulevard, St. Louis, Missouri, before the meeting, between the hours of 8:00 A.M. and 5:00 P.M., central standard time, on any business day from January 14, 2019, up to one hour prior to the time of the meeting.

Attending the Meeting
If you would like to attend the meeting, please bring evidence to the meeting that you own common stock, such as a stock certificate, or, if your shares are held by a broker, bank or other nominee, please bring a recent brokerage statement or a letter from the nominee confirming your beneficial ownership of such shares. You must also bring a form of personal identification.

By order of the Board of Directors,

Keith H. Williamson
Secretary

St. Louis, Missouri
December 26, 2018

Table of Contents

Information About the Meeting	1
Proposal: Approval of an Amendment to the Centene Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock	3
Other Matters	6
Information About Stock Ownership	6
Submission of Future Stockholder Proposals	8
Householding	9
Appendix
Appendix A - Proposed Amendment to the Centene Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock	A-1

NOTICE OF SPECIAL MEETING AND PROXY STATEMENT
INFORMATION ABOUT THE MEETING

Information About the Meeting

We have sent you a notice of this proxy statement because our Board of Directors is soliciting your proxy to vote at our special meeting of stockholders or any adjournment or postponement of the meeting.

When and where is the special meeting?
When: Monday, January 28, 2019, at 11:00 a.m., central standard time
Where: Centene Plaza, 7700 Forsyth Boulevard, St. Louis, Missouri

•	THIS PROXY STATEMENT summarizes information about the proposal to be considered at the meeting and other information you may find useful in determining how to vote.

•	THE PROXY CARD is the means by which you actually authorize another person to vote your shares in accordance with the instructions.

Our directors, officers and employees may solicit proxies in person or by telephone, mail, electronic mail or facsimile. We will pay the expenses of soliciting proxies, although we will not pay additional compensation to these individuals for soliciting proxies. We will request banks, brokers and other nominees holding shares for a beneficial owner to forward copies of the proxy materials to those beneficial owners and to request instructions for voting those shares. We will reimburse these banks, brokers and other nominees for their related reasonable expenses. The Company has retained Morrow Sodali, LLC and Saratoga Proxy Consulting, LLC to assist in the solicitation of proxies at an estimated cost of $12,500 each, plus expenses.

We are making this proxy statement available to stockholders for the first time on or about December 26, 2018.

Who is entitled to vote at the meeting?
Holders of record of our common stock at the close of business on December 24, 2018, are entitled to one vote per share on each matter properly brought before the meeting.

You may vote your shares at the meeting in person or by proxy:

•
TO VOTE IN PERSON, you must attend the meeting, and then complete and submit the ballot provided at the meeting. If your shares are held in the name of a bank, broker or other nominee holder, you will receive instructions from the holder of record explaining how your shares may be voted. Please note that, in such an event, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

•
TO VOTE BY PROXY, you must follow the instructions on the proxy notice and then vote by means of the internet, telephone or, if you received your proxy materials by mail, mailing the proxy card in the enclosed postage-paid envelope. Your proxy will be valid only if you vote before the meeting. By voting, you will direct the designated persons to vote your shares at the meeting in the manner you specify. If, after requesting paper materials, you complete the proxy card with the exception of the voting instructions, then the designated persons will vote your shares in accordance with the instructions contained therein, and if no choice is specified, such proxies will be voted in favor of the matters set forth in the accompanying notice of the special meeting of stockholders. If any other business properly comes before the meeting, the designated persons will have the discretion to vote your shares as they deem appropriate.

Centene Corporation 1

NOTICE OF SPECIAL MEETING AND PROXY STATEMENT
INFORMATION ABOUT THE MEETING

Even if you vote by means of the internet, telephone, or complete and return a proxy card, you may revoke it at any time before it is exercised by taking one of the following actions:

•	send written notice to Keith H. Williamson, our Secretary, at our address as set forth in the accompanying notice of the special meeting of stockholders;

•	submit a new vote by means of the mail, internet or telephone; or

•	attend the meeting, notify our Secretary that you are present, and then vote by ballot.

What do I need to do if I plan to attend the meeting in person?
If you would like to attend the meeting, please bring evidence to the meeting that you own common stock, such as a stock certificate, or, if your shares are held by a broker, bank or other nominee, please bring a recent brokerage statement or a letter from the nominee confirming your beneficial ownership of such shares. You must also bring a form of personal identification.

At the close of business on December 24, 2018, there were 206,184,000 shares of our common stock outstanding, net of treasury shares. Our by-laws require that a majority of the shares of our common stock issued and outstanding on that date be represented, in person or by proxy, at the meeting in order to constitute the quorum we need to transact business. We will count abstentions and broker non-votes in determining whether a quorum exists. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

The affirmative vote of the holders of a majority of the shares of common stock outstanding and entitled to vote on the record date is necessary to approve the amendment to the Company's certificate of incorporation to increase the authorized number of shares of common stock. Abstentions with respect to the proposal will have the same effect as a vote against the proposal.

Our Board of Directors is not aware of any matters that are expected to come before the meeting other than those referred to in this proxy statement. If any other matter should properly come before the meeting, the persons appointed as proxies by the Board of Directors intend to vote the proxies in accordance with their best judgment.

The chairperson of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made, in compliance with the below procedures.

2 Centene Corporation

NOTICE OF SPECIAL MEETING AND PROXY STATEMENT
PROPOSAL: AMENDMENT TO CERTIFICATE OF INCORPORATION

Proposal: Approval of an Amendment to the Centene Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock

Overview

Our certificate of incorporation, as amended, currently provides that the total number of shares of stock which we have authority to issue is 410,000,000 shares, consisting of (i) 400,000,000 shares of common stock and (ii) 10,000,000 shares of preferred stock.

We have proposed to increase the authorized shares of common stock from 400,000,000 shares of common stock to 800,000,000 shares of common stock (the Charter Amendment). In addition, to effect this change, the total number of shares of capital stock authorized in the certificate of incorporation, as amended, would increase from 410,000,000 to 810,000,000.

In December 2018, our Board of Directors voted unanimously to recommend to the stockholders that the certificate of incorporation, as amended, be amended to increase the number of shares of common stock authorized for issuance by 400,000,000. Under Delaware corporate law, we are required to obtain approval from stockholders to amend the Company's certificate of incorporation, as amended, to increase the number of shares of common stock authorized for issuance. If the Charter Amendment is approved by the stockholders at the special meeting, the Charter Amendment will be effective upon the filing of a certificate of amendment setting forth such amendment with the Secretary of State of the State of Delaware (or at such later time as may be specified therein), which filing is expected to occur promptly after the special meeting. The full text of the form of the Charter Amendment, which would replace paragraph (a) of Article FOURTH of the Company’s certificate of incorporation in its entirety, is attached as Appendix A to this proxy statement.

The affirmative vote of holders of a majority of the shares of common stock outstanding and entitled to vote on the record date for the special meeting is required to approve the Charter Amendment proposal.

Reasons for Proposal

Our certificate of incorporation currently authorizes us to issue up to 410,000,000 shares of capital stock, consisting of 400,000,000 shares of common stock and 10,000,000 shares of preferred stock. As of December 24, 2018, we had a total of approximately 206,184,000 shares of common stock outstanding, and approximately 12,562,000 additional shares of common stock reserved for issuance pursuant to our stock option plans and employee stock purchase plan. As a result, as of December 24, 2018, we had approximately 181,254,000 shares of common stock available for future issuance in excess of the outstanding common stock, our future obligations to issue common stock, and other shares of common stock that we had reserved under existing stock plans.

In December 2018, the Board of Directors approved a two-for-one split of the Company's common stock in the form of a 100% stock dividend expected to be distributed on February 6, 2019 to stockholders of record on December 24, 2018, subject to the approval of this proposal. Without an increase in our authorized shares, there would not be enough authorized shares of common stock to effect the two-for-one split of our common stock. In addition to making sure we have sufficient authorized shares to effect the two-for-one split, the Board of Directors believes that it is important to have available for issuance a number of authorized shares of common stock that will be adequate to provide for future stock issuances to meet future corporate needs. Immediately after giving effect to the Charter Amendment and the two-for-one split, we expect to have approximately 362,508,000 shares of common stock available for future issuance in excess of the outstanding common stock, our future obligations to issue common stock, and other shares of common stock that we had reserved under existing stock plans.

Centene Corporation 3

NOTICE OF SPECIAL MEETING AND PROXY STATEMENT

PROPOSAL: AMENDMENT TO CERTIFICATE OF INCORPORATION

The additional authorized shares would also be available for issuance from time to time in the discretion of the Board of Directors, without further stockholder action except as may be required for a particular transaction by law or the rules and regulations of the New York Stock Exchange (NYSE). The shares of common stock would be issuable for any proper corporate purpose, including future acquisitions, capital raising transactions consisting of either equity or convertible debt, stock dividends, stock splits, or issuances under current and future stock plans. The Board of Directors believes that these additional shares will provide us with needed flexibility to issue shares in the future without potential expense and delay incident to obtaining stockholder approval for a particular issuance. Except to the extent of our existing obligations on the date of mailing of this proxy statement and the two-for-one stock split discussed above, we do not currently have any plans, understandings or agreements for the issuance or use of the additional shares of common stock to be approved under this proposal.

Certain Risks Associated with the Charter Amendment

There can be no assurance that the market price per share of our common stock after the Charter Amendment will remain constant in proportion to the increase in the number of shares of our common stock outstanding before the Charter Amendment.

The market price of our common stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. These factors include the status of the market for our common stock at the time, our reported results of operations in future periods, and general economic, market and industry conditions. Accordingly, the market price of our common stock may not be sustainable at the direct arithmetic result of the Charter Amendment.

Principal Effects on Outstanding Common Stock

Holders of common stock are entitled to one vote per share on all matters submitted to a vote of stockholders and to receive ratably dividends, if any, as may be declared from time to time by the Board of Directors from funds legally available therefor, subject to the payment of any outstanding preferential dividends declared with respect to any preferred stock that from time to time may be outstanding. Upon the Company's liquidation, dissolution or winding up, holders of common stock are entitled to share ratably in any assets available for distribution to stockholders after payment of all of the Company's obligations, subject to the rights to receive preferential distributions of the holders of any preferred stock then outstanding.

The proposed amendment to the certificate of incorporation, as amended, to increase the number of shares of authorized common stock would not affect the rights of existing holders of common stock except to the extent that future issuances of common stock will reduce each existing stockholder’s proportionate ownership. Holders of common stock do not have any preemptive rights to subscribe for the purchase of any shares of common stock, which means that current holders of common stock do not have a prior right to purchase any new issue of common stock in order to maintain their proportionate ownership.

The issuance of additional shares of common stock could have the effect of making it more difficult for a third party to acquire, or discouraging a third party from attempting to acquire, control of the Company.

Interests of Certain Persons in the Proposal

Certain of our officers and directors have an interest in the proposal as a result of their ownership of shares of our common stock. However, we do not believe that our officers or directors have interests in the proposal that are different from or greater than those of any of our other stockholders.

Stock Incentive Plan

Upon completion of the Charter Amendment, the number of shares of our common stock subject to our equity incentive plans, as well as the number of shares subject to outstanding awards and exercise prices subject to outstanding options, shall be appropriately adjusted.

4 Centene Corporation

NOTICE OF SPECIAL MEETING AND PROXY STATEMENT
PROPOSAL: AMENDMENT TO CERTIFICATE OF INCORPORATION

Accounting Matters

The Charter Amendment will not affect the par value per share of common stock, which will remain unchanged. As a result of the Charter Amendment, at the effective time, the stated capital on our balance sheet attributable to the common stock, which consists of the par value per share of the common stock multiplied by the aggregate number of shares of the common stock issued and outstanding, will be increased in proportion to the ratio of the Charter Amendment. Correspondingly, the additional paid-in capital account, which consists of the difference between the stated capital and the aggregate amount paid upon issuance of all currently outstanding shares of common stock, will be reduced by the amount by which the stated capital is increased. The stockholders’ equity, in the aggregate, will remain unchanged. In addition, the per share amount of net income or loss, for all periods, will be restated because there will be more outstanding shares of common stock.

The Board of Directors recommends that the stockholders vote “FOR” the proposal to increase the number of shares of common stock authorized for issuance under our certificate of incorporation.

Centene Corporation 5

NOTICE OF SPECIAL MEETING AND PROXY STATEMENT
OTHER MATTERS

Other Matters

Information About Stock Ownership

The following table sets forth information regarding beneficial ownership of our common stock as of December 14, 2018, for:

•	each person, entity or group of affiliated persons or entities known by us to beneficially own more than 5% of our outstanding common stock;

•	each of our named executive officers and directors; and

•	all of our executive officers and directors as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership
	Outstanding Shares		Shares Acquirable Within 60 Days		Total Beneficial Ownership		Percent of Class
The Vanguard Group, Inc.	18,123,190		—		18,123,190		8.8
100 Vanguard Blvd. Malvern, Pennsylvania 19355
BlackRock, Inc.	13,939,406		—		13,939,406		6.8
55 East 52nd Street New York, New York 10055
T. Rowe Price Associates, Inc.	11,956,566		—		11,956,566		5.8
100 East Pratt Street Baltimore, Maryland 21202
Michael F. Neidorff	1,284,790		2,013,332	[1]	3,298,122		1.6
Robert K. Ditmore	487,944	[2]	100,128		588,072	[3]	*
John R. Roberts	96,309	[4]	92,484		188,793	[3]	*
Tommy G. Thompson	94,708		91,837		186,545	[3]	*
Jesse N. Hunter	152,865		—		152,865		*
Frederick H. Eppinger	77,546		79,763		157,309	[3]	*
David L. Steward	3,000		96,302		99,302	[3]	*
Orlando Ayala	90,240		—		90,240		*
Cynthia J. Brinkley	57,304		—		57,304		*
Keith H. Williamson	56,135		—		56,135		*
Jeffrey A. Schwaneke	45,856		—		45,856		*
Richard A. Gephardt	33,756		4,333		38,089	[3]	*
Jessica L. Blume	—		—		—		*
All directors and executive officers as a group (17 persons)	2,564,903		2,478,179		5,043,082		2.4

*	Represents less than 1% of outstanding shares of common stock.
1
Of Mr. Neidorff's shares acquirable within 60 days, 2,000,000 were granted in the form of restricted stock units, payable in shares of common stock, pursuant to the executive employment agreement with Mr. Neidorff dated November 8, 2004. 1,200,000 of the shares vested in November 2009 and 160,000 of the shares vested in each of November 2010, 2011, 2012, 2013 and 2014. The restricted stock units shall be distributed to Mr. Neidorff on the later of (a) January 15 of the first calendar year following termination of Mr. Neidorff's employment and (b) the date that is six months after Mr. Neidorff's “separation of service” as defined in the Internal Revenue Code of 1986, as amended.

2
Mr. Ditmore's outstanding shares include 156,200 shares owned by family members, family partnerships or trusts. Mr. Ditmore disclaims beneficial ownership except to the extent of his pecuniary interest therein.

3
Shares beneficially owned by Messrs. Ditmore, Eppinger, Gephardt, Roberts, Steward, and Thompson include 100,128, 76,762, 4,333, 92,484, 96,302 and 91,837, respectively, represent restricted stock units acquired through the Non-Employee Directors Deferred Stock Compensation Plan.

4	Mr. Roberts' outstanding shares include 86,309 shares owned by trusts. Mr. Roberts disclaims beneficial ownership except to the extent of his pecuniary interest therein.

6 Centene Corporation

NOTICE OF SPECIAL MEETING AND PROXY STATEMENT
OTHER MATTERS

As of December 14, 2018, there were 205,991,000 shares of our common stock outstanding, net of treasury shares. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (SEC). To calculate a stockholder's percentage of beneficial ownership, we include in the numerator and denominator those shares underlying options beneficially owned by that stockholder that are vested or that will vest within 60 days of December 14, 2018. Options held by other stockholders, however, are disregarded in the calculation of beneficial ownership. Therefore, the denominator used in calculating beneficial ownership among our stockholders may differ.

Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except to the extent authority is shared by spouses under applicable community property laws.

No director, executive officer, affiliate or owner of record, or beneficial owner of more than five percent of any class of our voting securities, or any associate of such individuals or entities, is a party adverse to us or any of our subsidiaries in any material proceeding or has any material interest adverse to us or any of our subsidiaries.

Information with respect to the outstanding shares beneficially owned by The Vanguard Group, Inc. is based on Schedule 13G/A filed with the SEC on February 9, 2018, by such firm. The Vanguard Group, Inc. beneficially owns 18,123,190 shares. Of the shares The Vanguard Group, Inc. owns, it has sole voting power over 240,502 shares and sole dispositive power over 17,855,883 shares.

Information with respect to the outstanding shares beneficially owned by BlackRock, Inc. is based on Schedule 13G/A filed with the SEC on January 29, 2018, by such firm. BlackRock, Inc. beneficially owns 13,939,406 shares. Of the shares BlackRock, Inc. owns, it has sole voting power over 12,180,667 shares and sole dispositive power over 13,939,406 shares.

Information with respect to the outstanding shares beneficially owned by T. Rowe Price Associates, Inc. is based on Schedule 13G filed with the SEC on February 14, 2018, by such firm. T. Rowe Price Associates, Inc. beneficially owns 11,956,566 shares. Of the shares T. Rowe Price Associates, Inc. owns, it has sole voting power over 3,252,839 shares and sole dispositive power over 11,956,566 shares.

Centene Corporation 7

NOTICE OF SPECIAL MEETING AND PROXY STATEMENT
OTHER MATTERS

Submission of Future Stockholder Proposals

Under SEC rules, a stockholder who wished to present a proposal, including nomination of a director, for inclusion in our proxy statement for our 2019 annual meeting of stockholders must have submitted the proposal in writing to Keith H. Williamson, our Secretary, at 7700 Forsyth Boulevard, St. Louis, Missouri 63105, before November 12, 2018. SEC rules set standards for the types of stockholder proposals and the information that must be provided by the stockholder making the request.

A stockholder may also submit a proposal to be considered at our 2019 annual meeting of stockholders pursuant to our by-laws (and not under SEC rules). In that case, the proposal would not be required to be included in our proxy statement for our 2019 annual meeting of stockholders and the proposal must be received by our Secretary not less than 120 days nor more than 150 days before the first anniversary of the 2018 annual meeting. This notice must include the information required by the provisions of our by-laws, a copy of which may be obtained by writing to our Secretary at the address specified above. The deadline for delivery of a stockholder proposal pursuant to our by-laws would be between November 25, 2018 and December 25, 2018.

In February 2018, we adopted an amendment to the Company's by-laws to implement proxy access. Under the amended by-laws, a holder, or a group of 20 or less individuals, of at least 3% of our outstanding stock continuously for at least three and a half years to nominate and included in our proxy materials director nominees constituting the greater of two individuals or 20% of the Board of Directors. Notice of director nominees submitted under proxy access will be received under the same conditions and deadlines as stockholder proposals pursuant to our by-laws, as outlined above.

We have not set a date for our 2019 annual meeting of stockholders. If the date of our 2019 annual meeting of stockholders is advanced or delayed by more than 30 days from April 24, 2019, we shall inform our stockholders, in our earliest possible annual report on Form 10-K or quarterly report on Form 10-Q, of such change and the new dates for submitting stockholder proposals.

8 Centene Corporation

NOTICE OF SPECIAL MEETING AND PROXY STATEMENT
OTHER MATTERS

Householding

Some banks, brokers and other nominee record holders may be participating in the practice of “householding.” This means that only one copy of this proxy statement may have been sent to multiple stockholders sharing an address unless the stockholders provide contrary instructions. We will promptly deliver a separate copy of these documents to you if you call, write or e-mail us at:

Centene Corporation
7700 Forsyth Boulevard
St. Louis, Missouri 63105
Attn: Keith H. Williamson, Secretary
(314) 725-4477
kwilliamson@centene.com

If you want to receive separate copies of our proxy statements and annual reports to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address, phone number or e-mail address.

Centene Corporation 9

2018 NOTICE OF MEETING AND PROXY STATEMENT
APPENDIX A

Appendix A

PROPOSED AMENDMENT TO THE CENTENE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

"Paragraph (a) of Article FOURTH of the Certificate of Incorporation of the Corporation be amended to read in its entirety as follows:

(a) Authorized Capital Stock. The total number of shares of stock which the Corporation shall have authority to issue is 810,000,000 shares of capital stock, consisting of (i) 800,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), and (ii) 10,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).”

A-1 Centene Corporation

CENTENE CORPORATION
C/O BROADRIDGE
PO BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following proposal:
		For	Against	Abstain
1	Approval of an Amendment to the Company's Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock.	o	o	o

Note: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

CENTENE CORPORATION
SPECIAL MEETING OF STOCKHOLDERS,
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael F. Neidorff and Keith H. Williamson and each of them, with full power of substitution, Proxies of the undersigned to vote all shares of Common Stock of Centene Corporation, standing in the name of the undersigned or with respect to which the undersigned is entitled to vote, at the Special Meeting of Stockholders of Centene Corporation, to be held at Centene Plaza, 7700 Forsyth Blvd., St. Louis, Missouri 63105, on Monday January 28, 2019, at 11:00 a.m. central standard time, and at any adjournments thereof. If more than one of the above named Proxies shall be present in person or by substitution at such meeting or at any adjournment thereof, then both of said proxies shall exercise all of the powers hereby given. The undersigned hereby revokes any proxy heretofore given to vote at such meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted "FOR" Proposal 1 and in the discretion of the named Proxies upon such other business as may properly come before the meeting and any adjournment thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

Continued and to be signed on reverse side